BULL & BEAR QUALITY GROWTH FUND ANNUAL REPORT


                                                               February 15, 1996

Fellow Shareowners:

     We are pleased to submit this Annual Report and to welcome the many new shareholders who have joined Bull & Bear Quality Growth Fund since our last report by opening regular, Gifts/Transfers to Minors and qualified retirement plan accounts. Of special interest, shareowner investments through Bull & Bear IRA, SEP-IRA, Profit Sharing/Money Purchase, 403 (b) and Keogh accounts represent 24% of the Fund's total net assets.

     The Fund's strategy in 1995 was to generally have between 65% and 100% of assets invested in a portfolio of securities of companies whose established records of growth of earnings and dividends are believed to have long term potential to increase in the future. Defensive positions were maintained from time to time when it was deemed advisable to help preserve capital. For the year, Quality Growth Fund had a total return of +16.25%.

     The Board of Directors has approved an Agreement and Plan of Reorganization and Termination (the "Reorganization Agreement"), under which the Fund would be merged into Bull & Bear U.S. and Overseas Fund, which has an investment objective of seeking the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The reorganization is subject to approval of Fund shareholders at a Special Meeting currently scheduled for April 25, 1996. Proxy materials describing the Reorganization more fully will be available without charge when they are mailed to shareholders by calling Investor Service Center 1-800-847-4200.

     If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, where you can earn American Airlines(R) AAdvantage(R) miles on every trade, we would be very pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.



             Sincerely,




             Bassett S. Winmill                         Robert D. Anderson
             Chairman, Investment Policy Committee      Vice Chairman
             Portfolio Manager


====================================================================================================================================
INCOME FUNDS -             o  Bull & Bear                 A high quality money market fund investing in U.S.
MONEY MARKET,                 Dollar Reserves             Government securities.  Income is generally free
U.S. GOVERNMENT,                                          from state income and intangible property taxes.
MUNICIPAL AND                                             (For Bull & Bear Performance Plus(sm) discount
GLOBAL                                                    brokerage accounts, the check writing minimum is
                                                          $100.)
                           ---------------------------------------------------------------------------------------------------------
o  Monthly                 o  Bull & Bear                 Investing for a high level of current income,
   Dividends                  U.S. Government             liquidity and safety of principal.
o  Free, Unlimited            Securities Fund
   Check Writing           ---------------------------------------------------------------------------------------------------------
   ($250 minimum           o  Bull & Bear                 Investing for the highest possible income exempt
   per check)                 Municipal Income Fund       from Federal income tax that is consistent with
                                                          preservation of principal.
                           ---------------------------------------------------------------------------------------------------------
                           o  Bull & Bear                 Investing for a high level of income from a global
                              Global Income Fund          portfolio of primarily investment grade fixed
                                                          income securities.
====================================================================================================================================
GROWTH FUNDS -             o  Bull & Bear                 Invests worldwide for the highest possible total
U.S., GLOBAL                  U.S. and Overseas Fund      return.
AND PRECIOUS               ---------------------------------------------------------------------------------------------------------
METALS                     o  Bull & Bear                 Invests aggressively for maximum capital
                              Special Equities Fund       appreciation.
                           ---------------------------------------------------------------------------------------------------------
                           o  Bull & Bear                 Seeks long term capital appreciation in investments
                              Gold Investors              with the potential to provide a hedge against
                                                          inflation and preserve the purchasing power of the
                                                          dollar.
                           ---------------------------------------------------------------------------------------------------------
                           Call our toll-free number for a prospectus containing more complete information, including charges and expenses.  Please read it carefully before you invest.
====================================================================================================================================
DISCOUNT                   o  Bull & Bear                 Investors receive the investment information they need
BROKERAGE                     Securities, Inc.            and the low commissions they expect. Commission
SERVICES                                                  savings of up to 84% and more over full cost firms
                                                          and guaranteed 20% lower than Charles Schwab &
                                                          Co. on every stock, bond and option trade.
                                                          (Transactions are subject to a low $31 minimum
                                                          commission; comparisons are based on a January 1996
                                                          survey of standard telephone orders; full cost firms
                                                          and larger discount brokers may offer additional
Call Toll Free                                            services not available from Bull & Bear Securities and
1-800-VIP-4200                                            rates may vary markedly for other types of products.)
                           ---------------------------------------------------------------------------------------------------------
                            Total Return  Performance.  For the year ended  December 31, 1995,  Bull & Bear Quality
                            Growth Fund's total return was +16.29%.  Past  performance  does not  guarantee  future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost.

                         BULL & BEAR QUALITY GROWTH FUND
              Schedule of Portfolio Investments - December 31, 1995


                                                                 MARKET
SHARES                                                           VALUE
------                                                           -----
        COMMON STOCKS (89.7%)
        Abrasives and Miscellaneous Products (2.9%)
 1,000  Minnesota Mining & Manufacturing Co................   $   66,250
                                                              ----------

        Airlines (3.2%)
 1,000  AMR Corp.*.........................................       74,250
                                                              ----------

        Automatic Controls (4.2%)
 2,000  Honeywell, Inc.....................................       97,250
                                                              ----------

        Automobiles (3.6%)
 1,500  Chrysler Corp......................................       83,063
                                                              ----------

        Banks (7.4%)
 1,200  Citicorp...........................................       80,700
 3,000  Wilmington Trust Co................................       92,625
                                                              ----------
                                                                 173,325
        Chemicals (3.0%)
 1,000  Du Pont (E.I.) De Nemours & Co.....................       69,875
                                                              ----------

        Computers & Office Equipment (7.7%)
 2,000  Compaq Computer Corp.*.............................       96,000
 1,000  Hewlett-Packard Co.................................       83,750
                                                              ----------
                                                                 179,750
        Defense Contractor (4.1%)
 2,000  Raytheon Corp......................................       94,500
                                                              ----------

        Diversified (3.4%)
 1,000  Loews Corp.........................................       78,375
                                                              ----------

        Energy Services (3.0%)
 1,000  Schlumberger Ltd...................................       69,250
                                                              ----------

        Energy Sources (2.7%)
 2,000  Suncor Inc.........................................       63,750
                                                              ----------


QUALITY GROWTH FUND

                                                                 MARKET
SHARES                                                           VALUE
------                                                           -----
        Financial Services (11.5%)
 1,000  Federal National Mortgage Association..............    $  124,125
 3,000  Pioneer Group Inc..................................        81,750
 3,000  Schwab (Charles) Corp..............................        60,375
                                                               ----------
                                                                  266,250
        Food & Beverages (3.9%)
 2,000  McDonald's Corp....................................        90,250
                                                               ----------

        Household & Personal Care Products (8.0%)
 2,000  Gillette Co........................................       104,250
 1,000  Procter & Gamble Co................................        83,000
                                                               ----------
                                                                  187,250
        Insurance (7.5%)
 2,000  Allstate Corp......................................        82,250
 3,000  Renaissance Re Holdings Ltd........................        91,125
                                                               ----------
                                                                  173,375

        Pharmaceutical (6.4%)
 2,000  Abbott Laboratories................................        83,500
 1,000  Merck & Co., Inc...................................        65,750
                                                               ----------
                                                                  149,250
        Semiconductors & Related Devices (3.3%)
 1,500  Texas Instruments..................................        77,625
                                                               ----------

        Tires and Rubber Products (3.9%)
 2,000  Goodyear Tire & Rubber Co..........................        90,750
                                                               ----------

           Total Common Stocks (Cost:  $1,974,537)              2,084,388
                                                               ----------

Par Value U.S. Government Agency (10.3%)
---------
$240,000  Federal National Mortgage Association, due 1/5/96       239,853
                                                               ----------
             Total U.S. Governmental Agency (Cost: $239,853)
             Total Investments (Cost: $2,214,390) (100.0%).    $2,324,241
                                                               ==========


            * Indicates non-income producing security.



                 See accompanying notes to financial statements.

QUALITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS:
  Investments at market value (cost: $2,214,390) (note 1)........    $2,324,241
  Cash...........................................................         3,635
  Receivables:
    Dividends....................................................         1,746
  Deferred organizational expenses (note 1)......................        12,801
                                                                     ----------
      Total assets...............................................     2,342,423
                                                                     ----------
LIABILITIES:
  Payables:
    Investment securities purchased..............................        63,850
    Organizational expenses......................................        18,670
    Fund shares redeemed.........................................         1,645
  Accrued expenses...............................................        42,494
                                                                     ----------
    Total liabilities............................................       126,659
                                                                     ----------
NET ASSETS: (applicable to 177,817 outstanding shares:
  250,000,000 shares of $.01 par value authorized)...............    $2,215,764
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($2,215,764 / 177,817).........................................        $12.46
                                                                         ======
At December 31, 1995, net assets consisted of:
  Paid-in capital................................................    $2,105,913
  Net unrealized appreciation on investments.....................       109,851
                                                                     ----------
                                                                     $2,215,764









                 See accompanying notes to financial statements.

QUALITY GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended December 31, 1995

INVESTMENT INCOME:
  Dividends......................................................    $   51,131
  Interest.......................................................        16,150
                                                                     ----------
           Total investment income...............................        67,281
                                                                     ----------
EXPENSES:
  Distribution (note 3)..........................................        36,082
  Transfer agent.................................................        33,407
  Registration (note 3)..........................................        25,490
  Professional (note 3)..........................................        22,445
  Custodian......................................................        11,191
  Shareholder administration (note 3)............................        10,524
  Printing.......................................................         8,407
  Amortization of organization...................................         4,668
  Directors......................................................         2,113
  Other..........................................................         2,395
                                                                     ----------
      Total expenses.............................................       156,722
      Custodian credits (note 4).................................       (7,813)
      Expenses reimbursed (note 3)...............................      (21,534)
                                                                     ----------
      Net expenses...............................................       127,375
                                                                     ----------
      Net investment income (loss)...............................      (60,094)
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from security transactions...................     1,054,200
  Unrealized appreciation (depreciation) of
    investments during the period................................      (351,567)
                                                                     ----------
      Net realized and unrealized gain on investments............       702,633
                                                                     ----------
      Net increase in net assets resulting from operations.......    $  642,539
                                                                     ==========




                 See accompanying notes to financial statements.

QUALITY GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31,


                                                                                                         1995               1994
                                                                                                     -----------        -----------
OPERATIONS
  Net investment loss ........................................................................       $   (60,094)       $   (51,498)
  Net realized gain (loss) from security transactions ........................................         1,054,200             (2,267)
  Unrealized depreciation of investments during the period ...................................          (351,567)          (583,344)
                                                                                                     -----------        -----------
   Net increase (decrease) in net assets resulting from operations ...........................           642,539           (637,109)
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net realized gains ($3.02) ...............................................          (461,763)              --
CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net assets resulting from capital share transactions (a) ............        (2,116,292)         3,730,106
                                                                                                     -----------        -----------
    Total increase (decrease) in net assets ..................................................        (1,935,516)         3,092,997
NET ASSETS
  Beginning of period ........................................................................         4,151,280          1,058,283
                                                                                                     -----------        -----------
  End of period ..............................................................................       $ 2,215,764        $ 4,151,280
                                                                                                     ===========        ===========

--------------
(a)  Transactions in capital shares were as follows:

                                                                           1995                                   1994
                                                               ------------------------------        ------------------------------
                                                                 Shares              Value              Shares             Value
                                                               -----------        -----------        -----------        -----------
Shares sold ............................................           239,151        $ 3,478,098            616,237        $ 8,484,052
Shares issued in acquisition of Fund (note 5) ..........              --                 --              351,587          5,147,427
Shares issued in reinvestment of distributions .........            23,901            296,849               --                 --
Shares redeemed ........................................          (396,943)        (5,891,239)          (729,274)        (9,901,373)
                                                               -----------        -----------        -----------        -----------
Net increase (decrease) ................................          (133,891)       $(2,116,292)           238,550        $ 3,730,106
                                                               ===========        ===========        ===========        ===========


                 See accompanying notes to financial statements.


QUALITY GROWTH FUND

                          Notes to Financial Statements


(1) The Fund is a non-diversified series of common stock of Bull & Bear Funds I, Inc. (the "Company), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Bull & Bear U.S. and Overseas Fund is the other series of the Company. The Fund's investment objective is to seek a high total return primarily through growth of capital, and secondarily, income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses incurred in connection with the Fund's organization and registration have been assumed by the Fund and will be deferred and amortized on a straight-line basis over a period not greater than five years. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $2,214,390, gross unrealized appreciation and gross unrealized depreciation were $140,041 and $30,190, respectively, at December 31, 1995. Distributions paid to shareholders during the year ended December 31, 1995 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives no investment management fee for its services if the Fund's net assets are less than $5 million. Thereafter, the Investment Manager receives a fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% of assets up to $10 million, .875% from $10 million to $30 million,
 .75% from $30 million to $150 million, .625% from $150 million to $500 million and .5% over $500 million. The Investment Manager has undertaken that the operating expenses of the Fund for each fiscal year (including management fees but excluding taxes, interest, brokerage commissions and distribution plan expenses), expressed as a percentage of average daily net assets, will not exceed the lowest rate prescribed by any state in which shares of the Fund are qualified for sale. Currently such limitation is 2.5% of the first $30 million of such assets, 2% of the next $70 million and 1.5% of the remaining net assets. If the Fund's expenses exceed such rates, the Investment Manager will reimburse the Fund for any excess. Reimbursement for the year ended December 31, 1995 was $21,534. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (formerly Bull & Bear Service Center, Inc.), the Fund's Distributor. For the year ended December 31, 1995, Bull & Bear Securities, Inc., an affiliate of the Investment Manager, received commissions of $11,341 for brokerage services. The Fund reimbursed the Investment Manager $9,650 for providing certain administrative and accounting services at cost.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $10,524 for shareholder administration services which it provided to the Fund at cost during the year ended December 31, 1995.

(4) Purchases and proceeds of sales of securities other than short term investments aggregated $4,915,933 and $7,650,456, respectively. Under an agreement with the custodian, custodian fees are reduced by credits for cash balances. Such reductions amounted to $7,813 during the year ended December 31, 1995.

(5) On January 21, 1994, the Fund acquired all of the assets and liabilities of Bull & Bear Financial News Composite Fund, Inc. in exchange for 351,587 shares (valued at $5,147,427) of the Fund that were subsequently distributed to shareholders of Bull & Bear Financial News Composite Fund, Inc. The exchange had no effect on the net asset value per share of the Fund. The net assets of Bull & Bear Financial News Composite Fund, Inc., as of January 21, 1994, were $5,147,427 consisting of paid-in capital of $4,539,498, unrealized appreciation

QUALITY GROWTH FUND
of investments of $1,035,704, and accumulated net realized loss on investments of $427,775. The net assets of the Fund immediately after the acquisition amounted to $6,018,680.

(6) The Fund had an uncommitted bank line of credit for temporary or emergency purposes which expired. For the year ended December 31, 1995, the weighted average interest rate was 8.7% based on the balances outstanding during the year and the weighted average amount outstanding was $10,106.

(7) The Board of Directors has approved an Agreement and Plan of Reorganization and Termination (the "Reorganization Agreement"), under which the Fund would be merged into Bull & Bear U.S. and Overseas Fund, which has an investment objective of seeking the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. Approval of the Reorganization Agreement will be submitted to the shareholders of the Fund for their meeting scheduled in April, 1996.

QUALITY GROWTH FUND

FINANCIAL HIGHLIGHTS



                                                                               Year Ended         Year Ended       October 1, 1993*
                                                                              December 31,       December 31,       to December 31,
                                                                                  1995               1994                1993
                                                                              ------------       ------------      ----------------
PER SHARE DATA***
Net asset value at beginning of period ...............................         $   13.32           $   14.47           $   15.00
                                                                               ---------           ---------           ---------
Income from investment operations:
  Net investment loss ................................................              (.24)               (.17)              (0.05)
  Net realized and unrealized gain (loss) on investments .............              2.40                (.98)              (0.48)
                                                                               ---------           ---------           ---------
    Total from investment operations .................................              2.16               (1.15)              (0.53)
                                                                               ---------           ---------           ---------
Less distributions:

  Distributions from net realized gains on investments ...............             (3.02)               --                  --
                                                                               ---------           ---------           ---------
Net asset value at end of period .....................................         $   12.46           $   13.32           $   14.47
                                                                               =========           =========           =========
TOTAL RETURN .........................................................             16.29%              (7.95)%             (3.53)%
                                                                               =========           =========           =========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ..........................         $   2,216           $   4,151           $   1,058
                                                                               =========           =========           =========
Ratio of expenses to average net assets (a)(b) .......................              3.71%               3.60%               3.50%**
                                                                               =========           =========           =========
Ratio of net investment loss to average net assets(C) ................              1.66%               1.14%               2.29%**
                                                                               =========           =========           =========
Portfolio turnover rate ..............................................               161%                 82%                 19%
                                                                               =========           =========           =========


(a)  Ratio prior to reimbursement by the Investment Manager was 4.30%, 4.70% and
     11.61%**  for  the  periods  ended  December  31,  1995,   1994  and  1993,
     respectively.

(b) Ratio after the reduction of custodian fees under a custodian agreement was 3.49%. Prior to 1995, such reductions were reflected in the expense ratios.

(C)  Ratio prior to reimbursement by the Investment Manager was 2.25%, 2.24% and
     10.40%**  for  the  periods  ended  December  31,  1995,   1994  and  1993,
     respectively.

*    Commencement of operations.
**   Annualized.
*** Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.


QUALITY GROWTH FUND

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Shareholders of
  Bull & Bear Quality Growth Fund:



     We have audited the accompanying statements of assets and liabilities of Bull & Bear Quality Growth Fund, including the schedule of portfolio investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two periods then ended, and the financial highlights for each of the three periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Quality Growth Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two periods then ended, and the financial highlights for each of the three periods presented, in conformity with generally accepted accounting principles.

                                       TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
January 19, 1996



QUALITY GROWTH FUND